EXHIBIT 99.2

FBR Securitization Trust 2005-1

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-1	650 records
Friedman Billings Ramsey	Group I; California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	575	188,871,553.87	91.84	7.033	655	79.61
Fixed	75	16,786,674.05	8.16	6.626	659	72.94

Total:	650	205,658,227.92	100.00	7.000	655	79.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

15 Year Fixed	2	508,729.68	0.25	6.741	601	75.33
20 Year Fixed	4	662,168.88	0.32	5.881	715	49.95
2/28 ARM	288	91,900,523.35	44.69	7.409	631	79.25
2/28 ARM — IO - 60 month	276	93,055,846.91	45.25	6.684	678	79.91
30 Year Fixed	57	12,112,331.33	5.89	6.761	649	73.84
3/27 ARM	3	968,951.71	0.47	7.341	657	83.89
3/27 ARM — IO - 60 month	4	1,639,825.48	0.80	6.205	695	81.03
5/25 ARM — IO - 60 month	3	1,037,439.21	0.50	6.296	712	80.00
6 Month ARM	1	268,967.21	0.13	6.250	660	76.06
Fixed 25yr	1	44,847.35	0.02	7.590	584	69.23
Fixed 30yr — IO - 60 month	11	3,458,596.81	1.68	6.266	693	73.91

Total:	650	205,658,227.92	100.00	7.000	655	79.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1st	650	205,658,227.92	100.00	7.000	655	79.07

Total:	650	205,658,227.92	100.00	7.000	655	79.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only	Loans	Balance	Balance	Coupon	Score	LTV

Interest Only	294	99,191,708.41	48.23	6.658	679	79.72
Non-Interest Only	356	106,466,519.51	51.77	7.319	634	78.46

Total:	650	205,658,227.92	100.00	7.000	655	79.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	650 records
Friedman Billings Ramsey	Group I; California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	6	219,513.05	0.11	8.259	576	45.03
50,000.01 - 100,000.00	8	605,533.29	0.29	7.719	571	49.07
100,000.01 - 150,000.00	35	4,502,795.17	2.19	7.230	653	68.70
150,000.01 - 200,000.00	63	11,217,491.91	5.45	7.152	657	79.20
200,000.01 - 250,000.00	107	24,220,899.17	11.78	6.938	667	78.63
250,000.01 - 300,000.00	104	28,368,562.46	13.79	6.837	672	79.54
300,000.01 - 350,000.00	67	21,795,486.89	10.60	7.005	655	80.31
350,000.01 - 400,000.00	114	43,353,598.83	21.08	6.934	660	80.27
400,000.01 - 450,000.00	58	24,656,637.23	11.99	7.119	643	80.69
450,000.01 - 500,000.00	50	24,094,150.14	11.72	7.110	654	80.26
500,000.01 - 550,000.00	9	4,680,768.21	2.28	6.984	627	79.51
550,000.01 - 600,000.00	19	11,037,868.56	5.37	6.952	637	77.34
600,000.01 - 650,000.00	6	3,759,312.97	1.83	6.645	655	75.19
650,000.01 - 700,000.00	1	657,957.87	0.32	7.990	560	65.00
700,000.01 - 750,000.00	2	1,490,000.00	0.72	7.131	642	76.81
950,000.01 - 1,000,000.00	1	997,652.17	0.49	7.990	562	43.43

Total:	650	205,658,227.92	100.00	7.000	655	79.07

Min: $7,318.25
Max: $997,652.17
Average: $316,397.27

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	129,529.44	0.06	5.000	817	32.66
5.001 - 5.500	10	3,562,991.88	1.73	5.331	711	75.71
5.501 - 6.000	58	17,582,598.54	8.55	5.887	682	75.87
6.001 - 6.500	128	41,198,165.28	20.03	6.350	679	79.01
6.501 - 7.000	208	66,643,579.34	32.41	6.868	668	79.80
7.001 - 7.500	104	33,298,956.01	16.19	7.329	653	78.96
7.501 - 8.000	84	27,043,894.19	13.15	7.863	611	79.55
8.001 - 8.500	32	9,556,577.32	4.65	8.305	593	80.63
8.501 - 9.000	16	4,350,795.52	2.12	8.831	570	82.10
9.001 - 9.500	3	1,146,098.57	0.56	9.326	554	79.69
9.501 - 10.000	3	384,057.57	0.19	9.902	633	71.86
10.501 - 11.000	3	760,984.26	0.37	10.780	545	69.68

Total:	650	205,658,227.92	100.00	7.000	655	79.07

Min: 5.000%
Max: 10.875%
Weighted Average: 7.000%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	650 records
Friedman Billings Ramsey	Group I; California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	2	174,573.22	0.08	7.951	515	17.45
20.01 - 25.00	4	273,442.21	0.13	7.066	541	22.43
25.01 - 30.00	3	520,029.98	0.25	6.411	556	28.88
30.01 - 35.00	4	413,898.29	0.20	6.599	705	32.88
40.01 - 45.00	3	1,187,048.54	0.58	8.049	565	43.40
45.01 - 50.00	4	588,753.60	0.29	5.711	738	48.07
50.01 - 55.00	4	1,237,636.97	0.60	7.435	598	52.89
55.01 - 60.00	11	2,604,818.63	1.27	6.765	607	59.16
60.01 - 65.00	10	3,997,959.60	1.94	6.663	641	63.86
65.01 - 70.00	23	6,801,343.74	3.31	7.767	602	68.47
70.01 - 75.00	20	8,105,357.25	3.94	7.110	629	73.93
75.01 - 80.00	468	148,105,303.45	72.02	6.852	670	79.83
80.01 - 85.00	41	14,455,544.77	7.03	7.478	616	84.32
85.01 - 90.00	44	14,845,516.06	7.22	7.592	614	89.77
90.01 - 95.00	3	1,107,921.73	0.54	6.771	674	95.00
95.01 - 100.00	6	1,239,079.88	0.60	8.266	624	100.00

Total:	650	205,658,227.92	100.00	7.000	655	79.07

Min: 16.48%
Max: 100.00%
Weighted Average: 79.07%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	2	174,573.22	0.08	7.951	515	17.45
20.01 - 25.00	4	273,442.21	0.13	7.066	541	22.43
25.01 - 30.00	3	520,029.98	0.25	6.411	556	28.88
30.01 - 35.00	4	413,898.29	0.20	6.599	705	32.88
40.01 - 45.00	3	1,187,048.54	0.58	8.049	565	43.40
45.01 - 50.00	4	588,753.60	0.29	5.711	738	48.07
50.01 - 55.00	2	339,302.03	0.16	7.007	533	51.93
55.01 - 60.00	11	2,604,818.63	1.27	6.765	607	59.16
60.01 - 65.00	8	2,999,610.69	1.46	6.736	634	63.98
65.01 - 70.00	23	6,800,304.65	3.31	7.868	600	67.48
70.01 - 75.00	14	4,998,145.65	2.43	7.205	611	72.24
75.01 - 80.00	49	16,974,794.72	8.25	7.121	626	79.42
80.01 - 85.00	39	14,646,492.13	7.12	7.306	619	81.97
85.01 - 90.00	61	22,076,582.65	10.73	7.249	626	85.85
90.01 - 95.00	23	9,537,328.15	4.64	6.998	665	81.67
95.01 - 100.00	400	121,523,102.78	59.09	6.854	677	80.13

Total:	650	205,658,227.92	100.00	7.000	655	79.07

Min: 16.48%
Max: 100.00%
Weighted Average: 92.09%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	650 records
Friedman Billings Ramsey	Group I; California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

481- 500	4	664,196.61	0.32	7.333	497	49.02
501- 520	12	3,565,887.77	1.73	8.255	509	76.68
521- 540	19	7,024,328.66	3.42	8.240	531	78.90
541- 560	11	4,027,973.94	1.96	7.703	556	74.82
561- 580	21	5,872,255.17	2.86	7.860	567	72.76
581- 600	35	11,411,838.92	5.55	7.495	593	80.38
601- 620	59	18,744,462.08	9.11	7.315	610	79.32
621- 640	78	25,911,526.21	12.60	7.051	632	78.96
641- 660	98	29,905,594.59	14.54	6.824	650	80.01
661- 680	90	28,441,791.60	13.83	6.858	670	79.80
681- 700	79	26,188,078.43	12.73	6.660	690	79.25
701- 720	48	15,659,492.11	7.61	6.851	708	79.69
721- 740	37	11,050,634.90	5.37	6.461	730	80.98
741- 760	37	11,375,697.99	5.53	6.530	749	79.15
761- 780	10	2,887,526.98	1.40	6.996	770	80.00
781- 800	10	2,606,304.46	1.27	6.264	787	73.18
801- 820	2	320,637.50	0.16	5.834	807	60.88

Total:	650	205,658,227.92	100.00	7.000	655	79.07

Min: 495
Max: 817
Weighted Average: 655

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Original Term to Maturity	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

180	2	508,729.68	0.25	6.741	601	75.33
240	4	662,168.88	0.32	5.881	715	49.95
300	1	44,847.35	0.02	7.590	584	69.23
360	643	204,442,482.01	99.41	7.004	655	79.17

Total:	650	205,658,227.92	100.00	7.000	655	79.07

Min: 180
Max: 360
Weighted Average:  359

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	402	120,992,739.04	58.83	7.133	667	79.26
Full	178	56,950,034.33	27.69	6.800	640	79.25
12 mo Bank Statements	67	26,866,899.16	13.06	6.827	635	77.86
6 mo Bank Statements	3	848,555.39	0.41	6.927	635	77.27

Total:	650	205,658,227.92	100.00	7.000	655	79.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	650 records
Friedman Billings Ramsey	Group I; California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

OwnerOcc	635	200,278,874.94	97.38	6.986	656	79.10
Rental	14	5,145,352.99	2.50	7.543	639	77.28
2nd Home	1	233,999.99	0.11	6.625	653	90.00

Total:	650	205,658,227.92	100.00	7.000	655	79.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	485	149,646,415.71	72.76	6.947	668	80.25
CashOut Refi	160	54,051,831.10	26.28	7.127	623	75.98
NoCash Refi	4	1,377,916.53	0.67	7.773	585	71.73
Const-Perm	1	582,064.58	0.28	6.990	651	80.00

Total:	650	205,658,227.92	100.00	7.000	655	79.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	467	146,558,753.30	71.26	7.045	654	79.01
Condo	96	26,318,020.96	12.80	6.768	670	79.70
PUD	57	21,336,201.17	10.37	6.886	638	79.02
Duplex	16	5,795,834.01	2.82	6.970	681	78.73
3-4 Unit	12	4,761,879.42	2.32	7.468	676	77.93
Townhouse	2	887,539.06	0.43	6.870	633	80.00

Total:	650	205,658,227.92	100.00	7.000	655	79.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	621	197,440,233.45	96.00	6.950	659	79.45
B	10	3,339,974.44	1.62	7.942	574	73.96
C	19	4,878,020.03	2.37	8.376	563	67.22

Total:	650	205,658,227.92	100.00	7.000	655	79.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	650 records
Friedman Billings Ramsey	Group I; California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	LTV

0	5	1,727,403.84	0.84	7.114	672	80.00
6	9	3,352,557.49	1.63	7.506	667	79.01
12	49	17,849,456.26	8.68	7.206	653	79.76
18	2	735,304.50	0.36	7.321	735	80.00
24	399	128,111,170.22	62.29	7.026	657	79.65
30	5	1,606,759.05	0.78	7.220	635	81.60
36	64	22,118,961.87	10.76	6.880	654	79.39
48	3	670,832.28	0.33	7.049	597	88.49
60	114	29,485,782.41	14.34	6.765	652	75.45

Total:	650	205,658,227.92	100.00	7.000	655	79.07

Loans with Penalty: 99.16%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	650	205,658,227.92	100.00	7.000	655	79.07

Total:	650	205,658,227.92	100.00	7.000	655	79.07

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.001- 12.500	7	2,794,213.88	1.48	5.395	685	78.80
12.501- 13.000	46	14,934,802.71	7.91	5.897	681	77.62
13.001- 13.500	110	36,274,844.74	19.21	6.350	681	79.63
13.501- 14.000	189	61,618,952.48	32.62	6.870	669	79.94
14.001- 14.500	97	31,909,328.02	16.89	7.327	657	79.42
14.501- 15.000	75	25,672,050.90	13.59	7.861	610	79.92
15.001- 15.500	28	9,123,192.60	4.83	8.300	591	80.27
15.501- 16.000	15	4,300,914.30	2.28	8.833	571	82.80
16.001- 16.500	3	1,146,098.57	0.61	9.326	554	79.69
16.501- 17.000	2	336,171.41	0.18	9.924	637	72.33
17.501- 18.000	3	760,984.26	0.40	10.780	545	69.68

Total:	575	188,871,553.87	100.00	7.033	655	79.61

Min: 12.125%
Max: 17.875%
Weighted Average: 14.032%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	650 records
Friedman Billings Ramsey	Group I; California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	6	2,525,246.67	1.34	5.304	687	79.09
5.501 - 6.000	46	14,934,802.71	7.91	5.897	681	77.62
6.001 - 6.500	111	36,543,811.95	19.35	6.349	681	79.60
6.501 - 7.000	189	61,618,952.48	32.62	6.870	669	79.94
7.001 - 7.500	97	31,909,328.02	16.89	7.327	657	79.42
7.501 - 8.000	75	25,672,050.90	13.59	7.861	610	79.92
8.001 - 8.500	28	9,123,192.60	4.83	8.300	591	80.27
8.501 - 9.000	15	4,300,914.30	2.28	8.833	571	82.80
9.001 - 9.500	3	1,146,098.57	0.61	9.326	554	79.69
9.501 - 10.000	2	336,171.41	0.18	9.924	637	72.33
10.501 - 11.000	3	760,984.26	0.40	10.780	545	69.68

Total:	575	188,871,553.87	100.00	7.033	655	79.61

Min: 5.125%
Max: 10.875%
Weighted Average (>0): 7.033%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1	268,967.21	0.14	6.250	660	76.06
1.500	574	188,602,586.66	99.86	7.034	655	79.62

Total:	575	188,871,553.87	100.00	7.033	655	79.61

Min: 1.000%
Max: 1.500%
Weighted Average:  1.499%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1	268,967.21	0.14	6.250	660	76.06
1.500	574	188,602,586.66	99.86	7.034	655	79.62

Total:	575	188,871,553.87	100.00	7.033	655	79.61

Min: 1.000%
Max: 1.500%
Weighted Average:  1.499%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-1	650 records
Friedman Billings Ramsey	Group I; California Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501- 4.000	5	2,025,246.67	1.07	5.348	686	78.86
4.001- 4.500	35	11,526,787.42	6.10	5.896	681	78.30
4.501- 5.000	101	33,861,941.79	17.93	6.294	679	79.28
5.001- 5.500	169	54,675,407.92	28.95	6.796	671	79.87
5.501- 6.000	112	35,756,017.27	18.93	7.163	669	79.67
6.001- 6.500	83	29,283,857.11	15.50	7.708	615	79.82
6.501- 7.000	40	12,708,229.47	6.73	8.080	605	80.55
7.001- 7.500	17	5,367,937.78	2.84	8.655	580	81.01
7.501- 8.000	7	2,303,093.41	1.22	8.880	574	78.03
8.001- 8.500	1	265,879.36	0.14	7.250	665	80.00
8.501- 9.000	2	336,171.41	0.18	9.924	637	72.33
9.001- 9.500	3	760,984.26	0.40	10.780	545	69.68

Total:	575	188,871,553.87	100.00	7.033	655	79.61

Min (>0): 3.750%
Max: 9.375%
Weighted Average (>0): 5.652%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.